                                                                   EXHIBIT 10.22

                            FIRST AMENDMENT TO LEASE

The Lease ("Lease") between Green Road Associates Limited Partnership ("Lessor") and Prestolite Electric, Incorporated ("Lessee") dated March 8, 1994 for certain premises in the Building at 2311 Green Road, Ann Arbor, Michigan ("Building") is hereby amended as follows:

     1. Paragraph 1 "Leased Premises" is hereby amended by increasing the area of the Premises by an additional 3,278 square feet to a total 7,778 square feet, and Exhibit A to the Lease is hereby amended and attached hereto to reflect the additional square feet.

     2. Paragraph 6 "Rent" is hereby amended to increase the monthly rent commencing October 1, 1994 to 5,509.42 per month. Upon execution of this Amendment, Lessee may occupy the additional 3,278 square feet, rent free, until October 1, 1994.

     3. Paragraph 7 "Net Features" is hereby amended to increase the square feet used to determine Lessee's pro rata share from 4,500 square feet to 7,778 square feet commencing October 1, 1994.

     4. Paragraph 10 "Taxes" (a) is hereby amended by increasing the percentage used to determine Lessee's share of all Building real estate taxes from 5.0 percent to 8.64 percent commencing October 1, 1994.

     5. Paragraph 18 "Insurance" is hereby amended by increasing the percentage used to determine Lessee's share of all Building insurance from 5.0% to 8.64% commencing October 1, 1994.

Except as modified by the terms of this First Amendment, the Lease and all its provisions are hereby confirmed and shall continue in full force and effect.


Dated:     July 25, 1994
           --------
Lessor:  GREEN ROAD ASSOCIATES           Lessee:  PRESTOLITE ELECTRIC,
         LIMITED PARTNERSHIP, a                   INCORPORATED, a
         Michigan limited partnership             Delaware corporation

By:  FIRST MARTIN CORPORATION,
     GENERAL PARTNER                     By: /s/ Rogar A. Cutsinger
                                            ----------------------------
/s/ William C. Martin
-------------------------------          Its: Vice President
William C. Martin, President                  --------------

                           PRESTOLITE ELECTRIC, INC.
                    First Amendment Rent Calculation Summary
                                 June 22, 1994

                                                    Annual
                                                     Rent
                     Square Feet   Monthly Rent    per Foot
                     -----------   ------------    ----------
Original Lease             4,500      $3,187.50       $8.50
First Amendment            3,278      $2,321.92       $8.50
                     -----------   ------------
Total                      7,778      $5,509.42
                     ===========   ============

                                                                   March 2, 1994

                                     LEASE
                                     -----

          LEASE, entered into March 8, 1994 between Green Road Associates Limited Partnership (hereinafter referred to as "Lessor"), whose address is c/o First Martin Corporation, 115 Depot Street, Ann Arbor, Michigan 48104 and Prestolite Electric, Incorporated, a Delaware corporation (hereinafter referred to as "Lessee"), whose address is 2100 Commonwealth Boulevard, Ann Arbor, Michigan 48105, by which the parties agree as follows:

          1.   Leased Premises.  Lessor leases to Lessee certain premises at
               ---------------
               2311 Green Road, Ann Arbor, Michigan as outlined in Exhibit A attached hereto, including 4,500 leasable square feet, hereinafter referred to as the "Premises." The building of which the Premises is a part is hereinafter referred to as the "Building."

          2.   Term.  The term of this Lease shall commence on May 1, 1994 and
               ----
               shall continue for a period of four (4) years and ten (10) months, terminating on December 31, 1998. As used herein, the term "Lease Year" shall mean a period of twelve consecutive months, the first Lease Year commencing March 1, 1994.

          3.   Condition of Premises.  Lessee shall take the Premises on an "as-
               ---------------------
               is" basis. Lessor and Lessee shall mutually agree on the selection of an architect and contractor. All improvements to the Premises must be approved in writing in advance by Lessor, which approval shall not be unreasonably withheld.

          4.   Lessor's Improvements.  Lessor shall provide at its sole cost the
               ---------------------
               improvements set forth in exhibit B attached hereto.

          5.   Lessee's Improvements.  Other than the improvements by Lessor set
               ---------------------
               forth in Exhibit B, Lessee shall do all its own improvements including interior men's and women's handicap lavatories.

          6.   Rent.  Lessee shall pay to Lessor as annual rent for the Premises
               ----
               for the term hereof the amount of Thirty-Eight Thousand, Two Hundred Fifty ($38,250) Dollars in equal monthly installments of Three Thousand, One Hundred Eighty-Seven Dollars and Fifty Cents ($3,187.50) in advance on the first day of each month for the term hereof. Partial months shall be prorated based on a 365 day year. The annual rent payable under this Lease shall be adjusted annually at the beginning of the second Lease Year and each succeeding Lease Year during the term of this Lease and any renewals thereof to the amount equal to the annual rent for the first Lease Year increased by the percentage increase, if any, in the Consumer Price Index (as hereinafter defined) from the third month preceding the month in which the first Lease Year commenced to the third month preceding the month in which said rental increase is to take effect. Notwithstanding the foregoing, in no event shall the rent to be paid by Lessee hereunder decrease from one Lease Year to the next. As used herein, "Consumer Price Index" means the Consumer Price Index for All Urban Consumers, U.S. City Average, All Items, 1982-84 = 100, as issued by the Bureau of Labor Statistics, United States Department of Labor. If at any time during the term hereof the United States Bureau of Labor Statistics shall discontinue the issuance of the CPI, then the parties agree to use any other standard, nationally recognized cost of living index then issued and available, which is published by the United States Government, and if no governmental index is then published, then by any generally recognized privately published index of the cost of living. By way of illustrating the formula to be used in calculating the annual rent increase, assume that a five year lease commenced on July 15, 1980 and that the initial annual rent was $1,000. The new rent effective at the beginning of the third lease year would be calculated as follows. Since the hypothetical lease commenced on July 15, 1980, the first lease year would commence on August 1, 1980 and the third lease year on August 1, 1982. Hence the CPI data to be used would be for the months of May, 1980 and May, 1982. Assume that the CPI for these months was 200.0 and 250.0, respectively. The new annual rent effective August 1, 1982 would be determined as follows: [[(250.0 -200.0) / 200.0] x $1,000] +
               $1,000 = $1,250. If any rent payment due hereunder is more than four days late, Lessee shall pay Lessor a service fee equal to two percent (2%) of said rent payment. The payment of this late payment service fee will not constitute a waiver by Lessor of any default by Lessee under this Lease. The rent to be paid by Lessee hereunder shall not be diminished by the additional payments to be made by Lessee as provided in Paragraphs 7, 8, 9 and 10 hereof.

          7.   Net Features.  The rent during the term of this Lease shall be on
               ------------
               a net-net-net basis. That is to say, the Lessee, and not the Lessor, shall pay all costs connected with the Premises including, but not limited to: real estate taxes as hereinafter determined (or any other tax or charge imposed by any governmental authority expressly designated and identifiable as a substitute for such taxes), personal property taxes (all improvements to the Premises by Lessee or on behalf of Lessee by Lessor shall be taxed as personal property), special annual assessments, utilities, service charges, janitorial, maintenance [including the maintenance and repair of (a) all plumbing, electrical, and mechanical systems serving the Premises whether such systems be inside or outside the Building (except heating and cooling units)]; (b) the grounds and parking lots of the Premises (pro rata share); and (c) insurance and so forth. Such items shall be paid before they become overdue or delinquent. Failure to do so shall be a default of the Lease. There shall be no deduction from the rent on account of the Lessee's payment of such costs. Lessee's pro rata share is determined by dividing the 4,500 square feet of Premises by the gross area of 90,000 square feet in the Building.

          8.   Utilities.  Lessee shall pay for the cost of all gas,
               ---------
               electricity, water and other utilities used in or for the Premises. Lessee shall pay its pro rata share based on estimated usage where such utilities are not individually metered.

          9.   Janitorial Services.  Lessee shall be responsible for janitorial
               -------------------
               services and window cleaning for the Premises.

          10.  Taxes.  (a) Lessee shall pay to Lessor 5.0 percent of all
               -----
               Building real estate taxes during the term hereof.

               (b) As used herein, "Building real estate taxes" shall mean:

                    (i) all real estate, ad valorem or personal property taxes levied with respect to the Building, the land on which the Building stands (hereinafter called the "Land") and the improvements, fixtures and equipment and any other property, real or personal, located in and about the Building or Land and used in connection with the operation thereof (excluding any personal property owned by any other tenant within the Building);

                    (ii) any other tax, annual installments relating to a general or special assessment, governmental charge imposed upon or in respect to the Building or Land, including, without limitation, a tax upon any rent therefrom, or any occupancy or use thereof;

                    (iii) any annual installments relating to water and sewer general or special assessments, charges, excises, levies, license and permit fees, transfer taxes, and all other similar charges, if any, which are levied, assessed, or imposed upon or become due and payable in connection with, or liens upon, the Building, the Land or facilities used in connection therewith, and rentals or receipts therefrom; and

                    (iv) all taxes of whatsoever nature that are imposed in substitution for or in lieu of any taxes, assessments or other charges included in this definition.

               (c) Lessor shall have the right in its discretion to contest the amount or validity of the Building real estate taxes by appropriate legal proceedings and to invoice Lessee for the cost of any such contest with the advance written approval of Lessee. Lessee shall have the right to contest Building taxes at its own expense. Building real estate taxes shall be paid by Lessee to Lessor no later than five days prior to the date payment of such taxes is due to the taxing authorities; provided, however that in the event Lessor is required under any mortgage covering the Building to escrow real estate taxes, Lessee shall pay such taxes in monthly installments in advance on or before the first day of each calendar month. Lessor shall use the amount required to be so escrowed as a basis for determining said installments.
               A late payment charge equal to 2% of the amount due shall be added to any payments for real estate taxes not received within 15 days of invoice by Lessor. During the first and last years of the term hereof, Building real estate taxes shall be prorated based on the fiscal years of the taxing authorities.

               (d) Lessee shall be liable for and shall pay thirty days prior to delinquency the following:

                    (i) taxes, levies and assessments levied against or measured by the cost or value of Lessee's equipment, fixtures and other personal property located in the Premises including the cost or value of any leasehold improvements made in or to the Premises by Lessee or for Lessee, regardless of whether Lessee paid for such improvements. Lessee shall report annually all leasehold improvements for the Premises on the City of Ann Arbor's personal property assessment form and send a copy to the Lessor within five (5) days after the date the form is due to the City of Ann Arbor. Failure to do so within ten days of written notice from Lessor shall be a default under the Lease;

                    (ii) taxes, levies and assessments levied upon or measured by the Rental or any other sum payable hereunder or on Lessor's business of Leasing the Premises excepting only net income taxes (which is defined to mean federal and state income taxes and the Michigan Single Business Tax) and that portion, if any, of income and franchise taxes which may hereafter be assessed in lieu of or substituted in whole or in part for real estate and personal property taxes which are payable by Lessee;

                    (iii) taxes, levies and assessments levied against or with respect to the possessions, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Lessee of the Premises; or

                    (iv) taxes, levies and assessments levied against or upon the transaction or any document to which Lessee is a party creating or transferring an interest in the Premises.

          11.  Security Deposit.  Lessee shall deposit with Lessor upon
               ----------------
               execution hereof the amount of Three Thousand One Hundred Eighty Seven Dollars and Fifty Cents ($3,187.50) as security for Lessee's faithful performance of its obligations hereunder. If Lessee fails to pay the rent or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor may suffer thereby. Said deposit shall not be a limitation on Lessor's damages or other rights under this Lease, or a payment of liquidated damages or an advance payment of the rent. If Lessor so uses or applies all or any portion of said deposit, Lessee shall, within five (5) days after written demand thereof, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee has not been in default, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be applied to the thirteenth month's rent.

          12.  Place and Form for Payment of Rent.  All payments of rent shall
               ----------------------------------
               be delivered to Lessor at First Martin Corporation, 115 Depot Street, Ann Arbor, Michigan 48104 or at such other place as Lessor shall designate from time to time in writing. Rent payments shall be made payable to Green Road Associates.

          13.  Financing.  (a)  If in connection with obtaining by Lessor of any
               ---------
               financing or refinancing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing or refinancing, Lessee will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or in a material manner adversely affect the leasehold interest hereby created.

               (b) Lessee agrees that this Lease shall be subordinate to any mortgages that may hereafter be placed or made upon the Building, provided the mortgagee named in any such mortgages shall agree to recognize the lease of Lessee in the event of foreclosure if Lessee is not in default.

               (c) Lessee agrees within ten (10) days after request by Lessor to execute in recordable form and deliver to Lessor a statement, in writing, certifying (a) that this Lease is in full force and effect, (b) the date of commencement of the term of this Lease,
               (c) that rent is paid currently without any off-set thereto, (d) the amount of rent, if any, paid in advance, and (e) that there are no uncured defaults by Lessor or stating those claimed by Lessee, provided that, in fact, such facts are accurate and ascertainable.

               (d) If proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage made by Lessor covering the leased Premises, Lessee shall become the lessee of, and attorn to, the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. The obligation of Lessee hereunder to attorn to the purchaser shall be conditioned upon the agreement of such purchaser to recognize the rights of Lessee under this Lease.
*
          14.  Use of Premises.  (a)  Lessee shall use and occupy the Premises
               ---------------
               as a research center and for any other lawful purpose allowed under the Ann Arbor Zoning Ordinance.

               (b) Lessee will keep the Premises clean and shall not create any nuisance, noises, vibrations, electrical discharges, radiation or other disturbances that shall in any way unreasonably impair the peace, quietness, comfort, or security of neighboring buildings nor do anything that will cause any extra hazard, impair the validity of any policy of insurance now or hereafter placed on the Building, or that will violate any prohibitions in any such policy. Lessee will not store or place any materials outside of the Building.

               (c) Lessee, shall, at its own cost and expense, comply with all of the requirements of all valid laws and regulations, municipal, state and federal, now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises.

          15.  Acceptance of Premises.  Except as Lessor and Lessee may
               ----------------------
               otherwise agree in writing at such time, and except for the Lessor's representation and warranties set forth in this Lease, the taking of possession by Lessee shall be conclusive evidence that Lessee has examined the Premises, has found them to be in satisfactory condition and accepts the Premises "as-is," and that Lessor up to such time had performed all of its obligations hereunder.

          16.  Alterations by Lessee.  Lessee shall not make any alterations,
               ---------------------
               additions and improvements to the Premises without the Lessor's written consent, which consent shall not unreasonably withheld, and all alterations, additions and improvements made by either of the parties hereto upon the Premises, except movable office furniture, machinery, research equipment, books and records, and trade fixtures put in at the expense of the Lessee, shall be the property of the Lessor, and shall remain upon and be surrendered with the Premises at the termination of this Lease; provided, however, that the Lessee shall have the option of removing additions as specified made by it if the Premises are restored to good condition following such removal and any damages to the Premises resulting from such removal are repaired.

               Lessor may, at its option, at the time of its approval require Lessee to remove, at Lessee's sole expense, certain improvements as specified in writing by Lessor and repair any damage resulting therefrom, upon the expiration or earlier termination of this Lease. In the event a mechanic's or other liens are filed, arising from any improvement or repair activities of Lessee, Lessee shall at its expense within ten (10) days of notice from Lessor cause such lien to be discharged or post a bond for the benefit of Lessor in an amount satisfactory to Lessor.

          17.  Repairs by Lessee.  Lessee covenants and agrees that it will, at
               -----------------
               its own expense, during the term of this Lease, keep the Premises and every part thereof (including, but without limitation, the exterior and interior portion of all doors, windows, mechanical systems, floors, ceilings, walls and structural elements) in good order and condition and at the expiration of the term, yield and deliver up the same in like condition as when taken, normal wear and tear, and damage covered by insurance excepted. As used herein, "mechanical systems" shall include all plumbing, electrical and sprinkler systems serving the Premises, whether located inside or outside the Premises.

          18.  Insurance.  Lessor shall maintain liability, fire and extended
               ---------
               coverage insurance on the Building in which the Premises are located, and Lessee shall pay 5.0% of the cost of such insurance within ten (10) days of receipt of invoice from Lessor. Lessee shall maintain fire and extended coverage insurance with respect to its personal property located on the Premises. In addition, Lessee shall maintain a policy of public liability and property damage liability insurance with a combined single occurrence limit of not less than $2,000,000.00 insuring Lessee against any liability arising out of the use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be self-insured by Lessee or issued by an insurance company acceptable to Lessor. Upon request Lessee shall provide Lessor with a certificate of insurance for said policy. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessor and Lessee and all other parties claiming under them hereby mutually release and discharge each other from all claims and liabilities to the extent covered by insurance, regardless of the cause of any damage, loss or injury to person or property, to the extent such waiver of liability is permitted by any applicable policies of insurance maintained by Lessor and/or Lessee, as the case may be. Provided other tenants of Lessor waive subrogation against Lessee, Lessee waives any and all rights Lessee may have against said other tenants for damage to or destruction of the demised Premises due to any casualty insurable by the customary form of fire and extended coverage insurance, whether such damage or destruction be due to said tenants' negligence or otherwise.

          19.  Destruction - Fire or Other Cause.  If the Premises shall be
               ---------------------------------
               rendered untenantable by fire or other casualty, then Lessor shall make the Premises tenantable as speedily as possible, and the rent shall be abated in whole or in part, according to the portion of the Premises which is rendered untenantable, during the period of untenantability, except that there shall be no abatement for the time required for the replacement or repair of any property of Lessee, in excess of the time required to make the Premises tenantable. In the event that the Premises cannot be made tenantable within ninety (90) days after the occurrence of the fire or other casualty, then either Lessor or Lessee may terminate this Lease by notification to the other of such termination within ten (10) days after (a) expiration of said 90-day period or (b) Lessor shall have notified Lessee of the time required to make them tenantable. Lessor shall, in its sole judgment, reasonably exercised, determine the length of time required to make the Premises tenantable, and shall notify Lessee of such determination within ten (10) days after the occurrence of the fire or other casualty.

          20.  Eminent Domain.  In the event that all or a substantial portion
               --------------
               of the Premises be lawfully condemned or taken in any manner for any public or quasipublic use to the extent of more than 50% of its value, Lessor or Lessee, by written notice to the other, may terminate this Lease. In the event that the Premises be so condemned or taken to any extent and neither party terminates this Lease, this Lease shall cease as to the part taken and the rent adjusted so that Lessee shall pay a pro rata portion of the rent determined by the amount of space (and rate therefor) remaining after the taking. Lessor shall be entitled to receive the entire award from any such condemnation or taking of the Premises or any part thereof, without deduction therefrom for any estate or interest granted to Lessee by this Lease, provided, that nothing herein contained shall be deemed to prevent Lessee from claiming compensation for relocation costs or loss for interruption of business in the event an award with respect thereto is provided for by law or is fixed in the proceeding in which such taking shall occur. In the event of a partial taking which does not result in a termination of the Lease, Lessor shall build, repair or replace any outer walls, floor, or roof necessary to make the Premises tenantable.

          21.  Assignment and Subletting.  Lessee shall not assign this Lease or
               -------------------------
               sublet the Premises or any part thereof without the written consent of Lessor, which consent shall not be unreasonably withheld. Under no circumstances shall Lessee have the right to sublease the Premises to more than one sublessee. Should Lessee give Lessor notice of a proposed sublease or assignment, Lessor shall have the right to terminate the Lease on the date said sublease or assignment would otherwise take effect. Any other provision of this Paragraph to the contrary notwithstanding, Lessor shall not be required to give its consent to an assignment or subletting of the leased Premises, or any part thereof, if the effect of such assignment or subletting would be to create a profit for the Lessee. Lessee may include in its calculation for determining its costs the amortization of the improvements to determine whether the sublease or assignment creates a profit. In such cases, any profit for the assignment or subletting shall be paid to the Lessor. Lessee agrees that it shall not be unreasonable for Lessor to withhold its consent to a proposed assignment or subletting if: (i) Lessor believes that the proposed assignee or sublessee is not as financially responsible as Lessee on the date hereof; (ii) Lessor believes that the proposed assignee or sublessee will not conduct on the Premises a business of a quality equal to that conducted by Lessee; or (iii) Lessor believes that the business of the proposed assignee or sublessee, conducted on the Premises, will have an impact upon the common facilities dissimilar to that of Lessee's business or will require services of Lessor dissimilar to those required by Lessee. Lessor's consent to one assignment or sublease shall not waive the requirement of its consent to any subsequent assignment or sublease. In the event Lessor consents to Lessee's subletting, Lessee shall include in such sublease all of the pertinent terms contained herein, and Lessee shall furnish Lessor with a certified copy of any and all subleases affecting the demised Premises prior to such consent; and in case of default by Lessee giving Lessor right of entry for breach of condition subsequent, Lessee, at Lessor's option shall assign all of Lessee's right, title and interest in any subleases made by Lessee. Lessor's consent to an assignment shall not be effective until Lessor has received a written document in which the assignee has assumed and agreed to perform all of Lessee's obligations in the Lease. Lessor's consent to an assignment or sublease shall not release the Lessee from the payment and performance of its obligations in the Lease, but rather the Lessee and its assignee shall be jointly and severally primarily liable for such payment and performance.

          22.  Default, Eviction, Termination, and Damages.  If Lessee shall
               -------------------------------------------
               fail to pay any rent or other undisputed charges due hereunder within ten (10) days of the date said charges are due, or if Lessee shall fail to comply with any material details, provisions, or covenants of this Lease other than the payment of rent and shall not cure such failure within thirty (30) days after written notice thereof, or a reasonable period of time if diligently pursuing a cure, or if Lessee shall be adjudged bankrupt by a court of competent jurisdiction, or if a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee, then in any such event, Lessee shall be deemed in default. When Lessee is in default, Lessor, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and the term ended, shall have the right to evict Lessee under Summary Proceeding law. Should Lessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as it may deem appropriate in order to re-rent the Premises, and re-rent said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. If Lessor has other unoccupied space similar to the Premises, Lessor shall be under no duty to attempt to re-rent these Premises (and Lessee shall be entitled to no reduction in its indebtedness to Lessor as a result of any such failure by Lessor) until such other space has been rented. Upon each such re-renting, all rentals and other sums received in any month by Lessor from such re-renting shall be applied, first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payments of any costs and expenses of such rerenting, including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals and other sums received from such re-renting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-renting without termination, Lessor may at any time hereafter elect to terminate this Lease for such previous default. Should Lessor at any time terminate this Lease for any default, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such default, including the cost of recovering the leased Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor. In case suit shall be brought for recovery of possession of the leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the failure by Lessee to abide by any material detail, provision, or covenant herein contained, the non-prevailing shall pay to the prevailing party all expenses incurred in connection with such suit, including reasonable attorneys' fees.

          23.  Surrender of Premises.  Upon the expiration or the earlier
               ---------------------
               termination of the term of this Lease, Lessee shall quit and surrender the Premises to Lessor in good order and condition, ordinary wear, damage by the elements, and damage which is the responsibility of Lessor excepted; and Lessee shall remove all of its property and shall repair any damage to the

               Premises caused by such removal. Any personal property of Lessee or of anyone claiming under Lessee which shall remain on the Premises after the expiration or termination of the Lease term shall be deemed to have been abandoned by Lessee, and either may be removed by Lessor as its property or may be disposed of in such manner as Lessor may see fit, and Lessor shall not be responsible for the same.

          24.  Access to Premises.  Lessor shall have the right to enter upon
               ------------------
               the Premises at all reasonable hours upon reasonable notice for the purpose of inspecting the same, preventing waste, loss, or destruction, removing obstructions, making such repairs or alterations as it is obligated to make under the terms of this Lease, or to enforce any of Lessor's rights or powers under this instrument. The Lessor may show the Premises to prospective tenants at any time during the last six (6) months of the term of this Lease.

          25.  Heirs and Assigns.  The covenants, conditions, and agreements
               -----------------
               contained in this Lease shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

          26.  Quiet Enjoyment.  So long as Lessee pays the rent and performs
               ---------------
               all of its obligations in this Lease, Lessee's possession of the Premises will not be disturbed by Lessor, its successors or assigns.

          27.  Signs.  Lessee shall not fasten to or paint upon any part of the
               -----
               Premises or Building any sign, advertisement, notice or handbill without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Lessor may, without notice to Lessee, remove any such sign, advertisement, notice or handbill painted or affixed in violation of this clause without any liability whatsoever for damages or otherwise to Lessee, and Lessee shall be responsible for the cost of such removal.

          28.  Holding Over.  In the event that Lessee shall hold over after the
               ------------
               term of the Lease, it is agreed that thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary on the same terms and conditions contained herein, with the exception that the rent shall increase to 125% of the last month's rent.

          29.  Notices.  Whenever any notice is required hereunder it shall be
               -------
               made in writing and served personally or by certified mail, return receipt requested, at the following addresses (or at such other addresses as the parties may hereafter designate in writing):

                    Lessor:   Green Road Associates Limited
                              Partnership
                              c/o First Martin Corporation
                              115 Depot Street
                              Ann Arbor, Michigan 48104

                    Lessee:   Prestolite Electric, Incorporated
                              2100 Commonwealth Boulevard
                              Ann Arbor, Michigan 48105
                              Attn: Roger Cutsinger,
                                    Vice President

          30.  Lessor's Liability.  (a)  Lessee shall indemnify, defend and hold
               ------------------
               harmless Lessor and Lessor's employees, agents and invitees from all losses, damage, claims or liability arising out of any and all injuries to or death of any person or damage to any property arising out of any occurrence in or about the Premises, or arising out of any occurrence in or about the Building arising from the act or neglect of Lessee or its agents or invitees. Notwithstanding the foregoing, Lessee shall have no obligation to indemnify Lessor against the negligence of Lessor or against any loss, damages, claims or liabilities related to a breach of Lessor's representation, warranties, covenants or agreements under this Lease.

               (b) The Lessor shall not be responsible or liable to the Lessee for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises hereby leased or any part of the Building of which the leased Premises are a part or for any loss or damage resulting to the Lessee or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes, unless such loss or damage arises from Lessor's negligence or breach of this Lease.

          31.  Lessee's Environmental Law Compliance.  The parties acknowledge
               -------------------------------------
               that there are certain federal, state and local laws, regulations and guidelines now in effect, and that additional laws, regulations and guidelines may hereafter be enacted, concerning the impact on the environment of land use, the maintenance and operation of structures, and the conduct of business. Lessee will not cause, or permit to be caused, any act or practice on or about the Premises which would adversely affect the environment or violate any of such laws, regulations, or guidelines. In particular, without limiting the generality of the foregoing, Lessee will not, in violation of any laws, use the premises to produce, store, process or transport any hazardous waste or hazardous substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), or in the Resource Conservative Recovery Act of 1980, as amended ("RCRA"). Any violation of this covenant shall be an event of default under this Lease. Lessee agrees to indemnify and hold Lessor harmless against all losses, costs, expense and liability whatsoever, including Lessor's costs of defending against the foregoing, which will include reasonable attorney's fees, and against any costs necessary in connection with the cleanup or removal of any hazardous waste or hazardous substance from the premises, caused, or permitted to be caused, by any act, practice or neglect of Lessee with respect to the use of the Premises in violation of any laws. Lessee shall have no claim against Lessor by reason of any changes which Lessor may be required to make to the Premises pursuant to such laws, regulations, or guidelines. Lessor agrees to indemnify and hold Lessee harmless against all losses costs, expense and liability whatsoever and against any costs necessary in connection with the cleanup or removal of any hazardous waste or hazardous substance from the Premises, from any event which occurred prior to March 1, 1994.

          32.  Miscellaneous.  (a)  The failure of either party to enforce any
               -------------
               covenant or condition of this Lease shall not be deemed a waiver thereof or of the right of either party to enforce each and every covenant and condition of this Lease. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing.

               (b) This Lease and the Exhibits attached hereto and forming a part hereof set forth the entire agreements between Lessor and Lessee concerning the leased Premises. Any amendment shall be in writing and signed by each party.

               (c) Each party represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease and each party agrees to indemnify the other against, and hold it harmless from, all liability arising from any such claim.

               (d) Lessee shall not record this Lease without the written consent of Lessor. Upon the request of either party the other party shall join in the execution of a memorandum of this Lease for recording which shall describe the parties, the leased Premises, the term and any special provisions.

               (e) In the event of any transfer of Lessor's interest in the Premises, the transferror shall be automatically relieved of all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer except for environmental issues. The release of Lessor from such obligations and liabilities shall be expressly conditioned upon an assumption by any transferee of all of the unperformed terms, covenants and conditions of this Lease arising after the date of such transfer, including the application of Lessee's security deposit in accordance with the provisions of Paragraph 11 hereof.

               (f) Any amount due under this Lease which is not paid when due shall bear interest at the highest legal rate from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default under this Lease.

               (g) No payment by Lessee of a lesser amount than the monthly rent shall be deemed to be other than on account of the earliest rent.

               (h) This Lease shall be governed by, and construed in accordance with, the laws of the State of Michigan. If any provision of this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected and each provision shall be valid and enforceable to the fullest extent permitted by law.

          33.  Parking.  Lessee shall have the right to use a pro rata share of
               -------
               the existing parking.

          34.  Termination.  This Lease is subject to termination of the
               -----------
               existing lease on the Premises.

          35.  Repair of Heating and Cooling Unit.  Lessor will maintain and
               ----------------------------------
               repair the heating and cooling units for the Premises at its sole cost and expense.

          36.  Access.  Lessee shall be entitled to the exclusive use of the
               -------
               overhead door identified on Exhibit A attached hereto.

This agreement is hereby signed on behalf of the parties, effective as of the date first written above.


                                       Lessor:

                                       GREEN ROAD ASSOCIATES LIMITED
                                       PARTNERSHIP, a Michigan partnership

                                       By:  FIRST MARTIN CORPORATION,
                                            GENERAL PARTNER


                                       /s/ William C. Martin
                                       -----------------------------
                                       William C. Martin, President


                                       Lessee:

                                       PRESTOLITE ELECTRIC, INCORPORATED,
                                       a Delaware corporation


                                       By: /s/ Rogar A. Cutsinger
                                          ---------------------------
                                       Its: Vice President
                                           --------------------------

                       ACKNOWLEDGMENT OF CORPORATE LESSEE

STATE OF
                    ss.
COUNTY OF


The foregoing instrument was acknowledged before me this ____ day of

____________, 19__ by ________________________________________ the

_____________________ of ___________________________, a ______________________

corporation, on behalf of the corporation.


                                    ---------------------------
                                    Notary Public

                                    County


                              My commission expires:

                       ACKNOWLEDGMENT OF CORPORATE LESSEE


STATE OF
                    ss.
COUNTY OF



The foregoing instrument was acknowledged before me this ____ day of

____________, 19__ by ________________________________________ the

_____________________ of ___________________________, a ______________________

partnership, on behalf of the partnership.


                                    -------------------------
                                    Notary Public

                                    County


                              My commission expires:

                                                                       EXHIBIT A
                                2311 GREEN ROAD
                              ANN ARBOR, MICHIGAN

              OFFERED BY:  FIRST MARTIN CORPORATION (313) 994-5050

                                   EXHIBIT B


                       Lessor's Improvements to Premises
                       ---------------------------------


            .   Updated Lobby (outside of Premises).

            .   Entry Door to Suite from Lobby.

            .   Perimeter Demising Wall, as necessary.

            . Adequate heating and cooling units for normal office use. (Ducting and controls by Lessee.)